UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number             811-05848

The Gabelli Value Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:   1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:   September 30, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Value Fund Inc.

Third Quarter Report — September 30, 2013

Morningstar® rated The Gabelli Value Fund Inc. Class AAA Shares 4 stars overall, 4 stars for the three and ten year periods, and 5 stars for the five year period ended September 30, 2013 among 1,372, 1,372, 779, and 1,233 Large Blend funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the quarter ended September 30, 2013, the net asset value (“NAV”) per Class A Share of The Gabelli Value Fund Inc. increased 7.8% compared with increases of 5.2% and 2.1% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2013.

Comparative Results

Average Annual Returns through September 30, 2013 (a) (Unaudited)					Since Inception (9/29/89)
	Quarter	1 Year	5 Year	10 Year
Class A (GABVX)	7.77%	25.72%	13.95%	9.06%	11.11%
With sales charge (b)	1.57	18.49	12.61	8.42	10.84
S&P 500 Index	5.24	19.34	10.02	7.57	9.09
Dow Jones Industrial Average	2.09	15.51	9.89	7.73	10.15
Nasdaq Composite Index	11.18	22.83	13.82	8.92	9.03
Class AAA (GVCAX)	7.78	25.76	13.97	9.07	11.12
Class C (GVCCX)	7.57	24.81	13.11	8.25	10.65
With contingent deferred sales charge (c)	6.57	23.81	13.11	8.25	10.65
Class I (GVCIX)	7.82	26.01	14.26	9.22	11.18

In the current prospectus dated April 30, 2013, the expense ratios for Class AAA, A, C, and I Shares are 1.42%, 1.42%, 2.17%, and 1.17%, respectively. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. To obtain a prospectus please visit our website at www.gabelli.com. The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on April 30, 2010, Class C Shares on March 15, 2000, and the Class I Shares on January 11, 2008. The actual performance of the Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class AAA Shares and Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

The Gabelli Value Fund Inc.

Schedule of Investments — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 95.1%
	Aerospace — 2.6%
130,000	Exelis Inc.	$2,042,300
920,000	Rolls-Royce Holdings plc	16,562,087

		18,604,387

	Automotive — 1.5%
180,000	Ford Motor Co.	3,036,600
210,000	Navistar International Corp.†	7,660,800

		10,697,400

	Automotive: Parts and Accessories — 1.9%
38,000	China Yuchai International Ltd.	903,260
2,000	Federal-Mogul Corp.†	33,580
140,000	Genuine Parts Co.	11,324,600
25,000	Tenneco Inc.†	1,262,500

		13,523,940

	Aviation: Parts and Services — 0.9%
100	B/E Aerospace Inc.†	7,382
111,477	BBA Aviation plc	550,437
27,000	Curtiss-Wright Corp.	1,267,920
296,000	GenCorp Inc.†	4,744,880

		6,570,619

	Broadcasting — 5.9%
577,000	CBS Corp., Cl. A, Voting	31,925,410
72,000	Liberty Media Corp., Cl. A†	10,594,800

		42,520,210

	Business Services — 2.2%
45,000	Ascent Capital Group Inc., Cl. A†	3,627,900
57,000	Blucora Inc.†	1,309,860
65,000	Clear Channel Outdoor Holdings Inc., Cl. A†	533,000
52,000	Fidelity National Information Services Inc.	2,414,880
127,000	Internap Network Services Corp.†	882,650
46,000	Macquarie Infrastructure Co. LLC	2,462,840
5,100	MasterCard Inc., Cl. A	3,431,178
40,000	The Brink’s Co.	1,132,000

		15,794,308

	Cable and Satellite — 12.7%
210,000	AMC Networks Inc., Cl. A†	14,380,800
789,000	Cablevision Systems Corp., Cl. A	13,286,760
140,000	Comcast Corp., Cl. A, Special	6,071,800
261,000	DIRECTV†	15,594,750
153,000	DISH Network Corp., Cl. A	6,886,530
106,000	EchoStar Corp., Cl. A†	4,657,640
52,000	Intelsat SA†	1,248,000
149,000	Liberty Global plc, Cl. A†	11,823,150
228,000	Rogers Communications Inc., Cl. B	9,806,280
80,000	Scripps Networks Interactive Inc., Cl. A	6,248,800
80,000	Sky Deutschland AG†	736,925

		90,741,435

Shares		Market Value
	Communications Equipment — 0.5%
50,000	Corning Inc.	$729,500
40,500	Loral Space & Communications Inc.	2,743,065

		3,472,565

	Computer Software and Services — 1.0%
19,000	DST Systems Inc.	1,432,790
95,000	EarthLink Inc.	470,250
35,000	eBay Inc.†	1,952,650
27,000	Microsoft Corp.	899,370
75,000	RealD Inc.†	525,000
60,000	Yahoo! Inc.†	1,989,600

		7,269,660

	Consumer Products — 4.1%
16,000	Avon Products Inc.	329,600
71,000	Blyth Inc.	981,930
45,000	Coty Inc., Cl. A†	729,450
52,000	Energizer Holdings Inc.	4,739,800
566	Givaudan SA	826,766
200	National Presto Industries Inc.	14,082
614,000	Swedish Match AB	21,668,228
1,000	The Estee Lauder Companies Inc., Cl. A	69,900

		29,359,756

	Consumer Services — 2.8%
294,500	Liberty Interactive Corp., Cl. A†	6,911,915
25,635	Liberty Ventures, Cl. A†	2,260,238
202,000	Rollins Inc.	5,355,020
133,000	The ADT Corp.	5,407,780

		19,934,953

	Diversified Industrial — 5.4%
41,000	Ampco-Pittsburgh Corp.	734,720
50,000	Blount International Inc.†	605,500
118,000	Crane Co.	7,277,060
5,000	Eaton Corp. plc	344,200
58,000	Fortune Brands Home & Security Inc.	2,414,540
68,000	Griffon Corp.	852,720
226,000	Honeywell International Inc.	18,767,040
62,000	ITT Corp.	2,228,900
89,000	Katy Industries Inc.†	62,785
6,000	Precision Castparts Corp.	1,363,440
117,000	Tyco International Ltd.	4,092,660

		38,743,565

	Electronics — 0.9%
157,000	Texas Instruments Inc.	6,322,390

	Energy and Utilities — 3.9%
2,000	Chevron Corp.	243,000
75,000	ConocoPhillips	5,213,250
30,000	CONSOL Energy Inc.	1,009,500
200,000	GenOn Energy Inc., Escrow†	0

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
239,000	National Fuel Gas Co.	$16,433,640
7,300	Occidental Petroleum Corp.	682,842
32,000	Phillips 66	1,850,240
23,000	Southwest Gas Corp.	1,150,000
100,000	Weatherford International Ltd.†	1,533,000

		28,115,472

	Entertainment — 16.8%
37,000	Discovery Communications Inc., Cl. A†	3,123,540
82,000	Discovery Communications Inc., Cl. C†	6,405,840
50,000	Dover Motorsports Inc.	120,500
228,000	Grupo Televisa SAB, ADR	6,372,600
76,000	Starz, Cl. A†	2,137,880
268,000	The Madison Square Garden Co., Cl. A†	15,562,760
120,000	Time Warner Inc.	7,897,200
270,000	Twenty-First Century Fox Inc., Cl. A	9,045,000
80,000	Twenty-First Century Fox Inc., Cl. B	2,672,000
716,000	Viacom Inc., Cl. A	60,007,960
264,000	Vivendi SA	6,073,379
50,000	World Wrestling Entertainment Inc., Cl. A	508,500

		119,927,159

	Environmental Services — 1.9%
53,000	Progressive Waste Solutions Ltd.	1,363,690
315,000	Republic Services Inc.	10,508,400
45,000	Waste Management Inc.	1,855,800

		13,727,890

	Equipment and Supplies — 3.4%
138,000	CIRCOR International Inc.	8,580,840
3,000	Federal Signal Corp.†	38,610
120,000	Flowserve Corp.	7,486,800
51,000	Gerber Scientific Inc., Escrow†	510
10,000	Graco Inc.	740,600
80,000	GrafTech International Ltd.†	676,000
25,000	Sealed Air Corp.	679,750
20,000	Timken Co.	1,208,000
88,000	Watts Water Technologies Inc., Cl. A	4,960,560

		24,371,670

	Financial Services — 5.8%
222,000	American Express Co.	16,765,440
72,000	H&R Block Inc.	1,919,520
7,000	Interactive Brokers Group Inc., Cl. A	131,390
29,000	JPMorgan Chase & Co.	1,499,010
3,100	Kinnevik Investment AB, Cl. A	106,457
87,000	Kinnevik Investment AB, Cl. B	3,012,043
95,000	Legg Mason Inc.	3,176,800
33,000	Loews Corp.	1,542,420
13,000	Morgan Stanley	350,350
30,000	SLM Corp.	747,000
19,000	State Street Corp.	1,249,250

Shares		Market Value
20,000	Steel Excel Inc.†	$587,200
105,000	The Bank of New York Mellon Corp.	3,169,950
3,800	The Goldman Sachs Group Inc.	601,198
17,000	The PNC Financial Services Group Inc.	1,231,650
20,000	W. R. Berkley Corp.	857,200
105,000	Wells Fargo & Co.	4,338,600

		41,285,478

	Food and Beverage — 6.9%
110,000	Beam Inc.	7,111,500
54,000	Davide Campari - Milano SpA	468,276
147,000	Diageo plc, ADR	18,680,760
55,000	Dr Pepper Snapple Group Inc.	2,465,100
70,000	Fomento Economico Mexicano SAB de CV, ADR	6,796,300
130,000	Hillshire Brands Co.	3,996,200
6,000	John Bean Technologies Corp.	149,280
22,000	Kerry Group plc, Cl. A	1,330,393
10,000	Kikkoman Corp.	182,614
13,000	Kraft Foods Group Inc.	681,720
117,000	Mondelēz International Inc., Cl. A	3,676,140
9,000	PepsiCo Inc.	715,500
12,000	Pernod Ricard SA	1,490,138
14,000	Remy Cointreau SA	1,491,896

		49,235,817

	Health Care — 1.0%
1,000	Becton, Dickinson and Co.	100,020
16,500	Chemed Corp.	1,179,750
30,000	Covidien plc	1,828,200
20,000	Endo Health Solutions Inc.†	908,800
30,000	Express Scripts Holding Co.†	1,853,400
1,000	Hospira Inc.†	39,220
10,000	Life Technologies Corp.†	748,300
11,000	Zoetis Inc.	342,320

		7,000,010

	Hotels and Gaming — 1.4%
16,000	Accor SA	665,386
20,000	Dover Downs Gaming & Entertainment Inc.	27,200
25,000	International Game Technology	473,250
335,000	Ladbrokes plc	917,630
40,000	Las Vegas Sands Corp.	2,656,800
34,000	MGM Resorts International†	694,960
134,000	Ryman Hospitality Properties Inc.	4,624,340

		10,059,566

	Machinery — 2.0%
54,000	CNH Industrial NV, Brsaltaliana†	692,551
186,806	CNH Industrial NV, New York†	2,335,080
52,000	Deere & Co.	4,232,280
180,409	Xylem Inc.	5,038,823
37,000	Zebra Technologies Corp., Cl. A†	1,684,610

		13,983,344

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Metals and Mining — 2.4%
145,000	Barrick Gold Corp.	$2,699,900
34,000	Freeport-McMoRan Copper & Gold Inc.	1,124,720
25,000	Global Brass & Copper Holdings Inc.†	438,500
90,000	Kinross Gold Corp.	454,500
18,000	Labrador Iron Ore Royalty Corp.	543,644
35,000	Materion Corp.	1,122,100
391,000	Newmont Mining Corp.	10,987,100

		17,370,464

	Publishing — 1.3%
235,000	Media General Inc., Cl. A†	3,351,100
31,000	Meredith Corp.	1,476,220
67,500	News Corp., Cl. A†	1,084,050
175,000	News Corp., Cl. B†	2,875,250
22,000	Nielsen Holdings NV	801,900

		9,588,520

	Real Estate — 0.7%
31,000	Forest City Enterprises Inc., Cl. A†	587,140
132,000	Griffin Land & Nurseries Inc.	4,237,200

		4,824,340

	Retail — 1.7%
14,000	Bed Bath & Beyond Inc.†	1,083,040
40,000	CST Brands Inc.	1,192,000
40,000	CVS Caremark Corp.	2,270,000
35,000	Hertz Global Holdings Inc.†	775,600
19,000	HSN Inc.	1,018,780
52,000	Ingles Markets Inc., Cl. A	1,493,960
40,000	Outerwall Inc.†	1,999,600
40,000	Safeway Inc.	1,279,600
10,000	The Home Depot Inc.	758,500

		11,871,080

	Specialty Chemicals — 0.8%
13,500	Airgas Inc.	1,431,675
9,000	Ashland Inc.	832,320
125,000	Ferro Corp.†	1,138,750
14,000	FMC Corp.	1,004,080
14,000	International Flavors & Fragrances Inc.	1,152,200

		5,559,025

Shares		Market Value
	Telecommunications — 1.8%
360,000	Cincinnati Bell Inc.†	$979,200
62,818	Sprint Corp.†	390,100
390,000	Telephone & Data Systems Inc.	11,524,500

		12,893,800

	Transportation — 0.0%
5,000	GATX Corp.	237,600

	Wireless Communications — 0.9%
35,000	Leap Wireless International Inc.†	552,650
10,000	NII Holdings Inc.†	60,700
60,000	United States Cellular Corp.	2,731,800
82,000	Vodafone Group plc, ADR	2,884,760

		6,229,910

	TOTAL COMMON STOCKS	679,836,333

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 4.9%
$34,789,000	U.S. Treasury Bills, 0.010% to 0.090%††, 10/17/13 to 03/06/14	34,786,690

	TOTAL INVESTMENTS — 100.0%
	(Cost $354,394,458)	$714,623,023

	Aggregate tax cost	$359,233,316

	Gross unrealized appreciation	$364,532,523
	Gross unrealized depreciation	(9,142,816)

	Net unrealized appreciation/depreciation	$355,389,707

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

See accompanying notes to schedule of investments.

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$ 28,115,472	—	$ 0	$ 28,115,472
Equipment and Supplies	24,371,160	—	510	24,371,670
Other Industries (a)	627,349,191	—	—	627,349,191
Total Common Stocks	679,835,823	—	510	679,836,333
U.S. Government Obligations	—	$34,786,690	—	34,786,690
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$679,835,823	$34,786,690	$510	$714,623,023

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in such Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are

The Gabelli Value Fund Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

THE GABELLI VALUE FUND INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI VALUE FUND INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA Chairman and Chief Executive Officer, GAMCO Investors, Inc.	Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer

Anthony J. Colavita President, Anthony J. Colavita, P.C.	Agnes Mullady Treasurer
DISTRIBUTOR
Robert J. Morrissey Partner, Morrissey, Hawkins & Lynch Anthony R. Pustorino Certified Public Accountant, Professor Emeritus, Pace University Werner J. Roeder, MD Medical Director, Lawrence Hospital	G.distributors, LLC CUSTODIAN The Bank of New York Mellon
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT State Street Bank and Trust Company
LEGAL COUNSEL
Paul Hastings LLP

This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar RatingTM

Morningstar® rated The Gabelli Value Fund Class AAA Shares 4 stars overall, 4 stars for the three and ten year periods, and 5 stars for the five year period ended September 30, 2013 among 1,372, 1,372, 779, and 1,233 Large Blend funds, respectively. Morningstar Rating TM is based on risk-adjusted returns.

GAB409Q313QR

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      The Gabelli Value Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date      11/21/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date      11/21/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date      11/21/2013

*  Print the name and title of each signing officer under his or her signature.